UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 23, 2007

DOV PHARMACEUTICAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-49730 (Commission File No.)	22-3374365 (IRS Employer Identification No.)

150 Pierce Street, Somerset, NJ 08873
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (732) 907-3600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

࿠	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

࿠	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

࿠	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

࿠	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

ITEM 8.01. OTHER EVENTS.

On August 23, 2007, shares of common stock of DOV Pharmaceutical, Inc. (“DOV” or the “Company”) became eligible for quotation on the OTC Bulletin Board. The Company understands that its common stock is also still being quoted on the Pink Sheets and will be dually quoted both on the OTC Bulletin Board and the Pink Sheets.
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Cautionary Note

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended. You can also identify forward-looking statements by the following words: may, will, should, expect, intend, plan, anticipate, believe, estimate, predict, potential, continue or the negative of these terms or other comparable terminology. We caution you that forward-looking statements are inherently uncertain and are simply point-in-time estimates based on a combination of facts and factors currently known by us about which we cannot be certain or even relatively confident. Actual results or events will surely differ and may differ materially from our forward-looking statements as a result of many factors, some of which we may not be able to predict or may not be within our control. Such factors may also materially adversely affect our ability to achieve our objectives and to successfully develop and commercialize our product candidates, including our ability to:

▪	raise substantial additional capital in order to fund operations;
▪	obtain and maintain all necessary patents, licenses and other intellectual property rights;
▪	demonstrate the safety and efficacy of product candidates at each stage of development;
▪	meet our development schedule for our product candidates, including with respect to clinical trial initiation, enrollment and completion;
▪	meet applicable regulatory standards and receive required regulatory approvals on our anticipated time schedule or at all;
▪	meet or require our partners to meet obligations and achieve milestones under our license and other agreements;
▪	maintain collaborations as required with pharmaceutical partners;
▪	seek and evaluate strategic alternatives, including with respect to collaborations and partnerships for certain of our development programs and compounds; and
▪	produce drug candidates in commercial quantities at reasonable costs and compete successfully against other products and companies.

You should also refer to the risks discussed in our filings with the Securities and Exchange Commission including those contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2006 that was filed on March 30, 2007 and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2007 that was filed on August 8, 2007. We qualify all our forward-looking statements by these cautionary statements. Readers should not place undue reliance on our forward-looking statements. We do not undertake any obligation and do not intend to update any forward-looking statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DOV PHARMACEUTICAL, INC.

Date: August 28, 2007	By:	/s/ Barbara Duncan
Barbara Duncan
Chief Executive Officer